Cash and cash equivalents	12 Months Ended
Dec. 31, 2022
Subclassifications of assets, liabilities and equities [abstract]
Cash and cash equivalents

18.	Cash and cash equivalents
Cash and cash equivalents consisted of the following:

	At December 31,
	2022	2021
	(€ million)
Cash at banks	€9,836	€13,176
Money market securities measured at FVTPL	20,870	25,042
Other cash equivalents	15,727	11,411
Total Cash and cash equivalents	€46,433	€49,629
Cash and cash equivalents of the FCA Group with an acquisition fair value of €22,514 million were recognized on completion of the merger. Refer to Note 3, Scope of consolidation for additional information.
Cash and cash equivalents held in certain foreign countries (primarily in Argentina, with an amount of €910 million at December 31, 2022) were subject to local exchange control regulations providing restrictions on the amount of cash, other than dividends, that can leave the country. In addition, a certain amount of cash and cash equivalent was held related to our entities in Russia (totaling €121 million at December 31, 2022). Certain specific uses of these resources may be restricted by the trade and financial sanctions adopted by various governments around the world and the counter-sanctions imposed by the Russian government. Refer to Note 3, Scope of consolidation for additional information.
Cash and cash equivalents include €107 million at December 31, 2022 held in bank deposits which are restricted to the operations related to securitization programs and warehouse credit facilities of Stellantis Financial Services. These deposits are primarily used for the collection of the loan installments from customers and the payment of debt and service costs and to the originator Stellantis Financial Services itself, according to the programs and facilities regulation. Refer to Note 22, Debt for additional information on securitization programs and warehouse credit facilities.